UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2013
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle St. Suite 400 Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE
On September 30, 2013, PrivateBancorp, Inc. (the "Company") announced that it has scheduled a quarterly conference call regarding the earnings results for the quarter ended September 30, 2013. The call is currently scheduled for October 17, 2013, at 11 a.m. Eastern Time (10 a.m. Central Time). The call-in number is (888) 782-9127 (U.S. and Canada) or (706) 634-5643 (International). A live webcast will be available on the investor relations page of the Company’s Internet site at www.theprivatebank.com. Attached as Exhibit 99.1 is a copy of the press release relating to the conference call, which is incorporated herein by reference.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

    (d)     Exhibits

Exhibit        Description

99.1         Press Release dated September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

/s/ Kevin M. Killips
Name: Kevin M. Killips
Title: Chief Financial Officer
Date: September 30, 2013

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated September 30, 2013